                              REVOLVING CREDIT NOTE

$55,000,000                                                  October 28, 1997

           FOR VALUE RECEIVED, CENTRAL SPRINKLER COMPANY, a Pennsylvania corporation (the "Maker"), CENTRAL SPRINKLER CORPORATION, a Pennsylvania corporation ("CSC"), CENTRAL CASTINGS CORPORATION, an Alabama corporation ("Castings"), CENTRAL CPVC CORPORATION, an Alabama corporation ("CPVC"), and CENTRAL SPRINKLER EXPORT CORPORATION, a Barbados corporation ("Export") (CSC, Castings, CPVC, and Export being collectively referred to herein as the "Co-Makers" and the Maker and the Co-Makers being collectively referred to herein as the "Makers"), jointly and severally promise to pay to the order of CORESTATES BANK, N.A., a national banking association in its capacity as Agent for CORESTATES BANK, N.A., LaSALLE NATIONAL BANK, and NATIONAL CITY BANK OF PENNSYLVANIA as the Lenders in accordance with their respective Commitment Percentage under the Credit Agreement (in such capacity as Agent, the "Payee") the principal sum of Fifty-Five Million Dollars ($55,000,000) or such greater or lesser amount as shall be shown on the records of the Payee as the unpaid principal balance of this Note, in lawful money of the United States of America,
(i) on the sooner of: (A) the Termination Date; or (B) upon written demand by Payee after the occurrence of any Event of Default; or (ii) immediately and automatically upon the occurrence of any Event of Default as defined and described in Sections 7.1(e) or 7.1(f) of the Credit Agreement, with interest, on the terms and conditions described below.

                  1. Interest.

                     (a) The Makers also promise to pay interest on the Advances evidenced by this Note at the rates and times provided in Section 2.3 of the Credit Agreement.

                     (b) Interest shall be due and payable hereunder as follows:

                         (i) with respect to Base Rate Loans evidenced by this Note, interest shall be payable monthly commencing on November 1, 1997, and continuing on the same day each month thereafter until the Termination Date; and

                         (ii) with respect to LIBOR Loans evidenced by this Note, at the expiration of the LIBOR Period applicable thereto; provided, however, for LIBOR Loans having a LIBOR Period in excess of three (3) months, interest shall be payable at the expiration of each three (3) month period during the LIBOR Period and at the expiration of the LIBOR Period.

                  2. Default Rate. Notwithstanding the provisions of Paragraph 1 hereof, upon the occurrence of any Default or Event


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of Default, this Note shall immediately and automatically begin to bear interest at the Default Rate.

                  3. Post-Judgment Interest. The interest rates provided in this Note shall apply to the indebtedness evidenced hereby before, on and after the date or dates on which the Payee enters judgment on this Note.

                  4. Prepayments. The prepayment of principal on this Note shall be governed by Section 2.13 of the Credit Agreement.

                  5. Loan Agreement. This Note is the Revolving Credit Note referred to in Section 2.2 of the Credit Agreement dated the date hereof by and among the Makers, the Payee, and the Lenders identified therein (as that Credit Agreement may be modified, amended, supplemented, or restated from time to time, the "Credit Agreement"). This Note is issued to the Agent for the pro-rata benefit of the Lenders in accordance with each Lender's Commitment Percentage pursuant to the Credit Agreement. This Note is issued subject to the terms and conditions of the Credit Agreement and is entitled to all the benefits contained in the Credit Agreement. Any capitalized terms used herein that are not defined herein, but which are defined in the Credit Agreement, shall have the meanings given to such terms in the Credit Agreement. The Credit Agreement is incorporated herein by reference thereto.

                  6. Security. This Note is secured by those properties, assets and other rights in which liens, security interests, pledges, and assignments are granted under and pursuant to the Security Agreement and other Security Documents. This Note is issued subject to terms and conditions of, and is entitled to all of the rights, remedies, and benefits contained in, the Credit Agreement, the Security Documents, and all other Loan Documents.

                  7. Events of Default; Rights, Remedies.

                     (a) On the occurrence of any Event of Default, Payee may exercise any and all rights and remedies set forth in the Loan Documents or otherwise available under applicable law.

THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE MAKERS. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE MAKERS, EACH OF THE MAKERS KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY, AND, ON THE ADVICE OF COUNSEL, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS EACH OF THE MAKERS MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

                     (b) AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT, EACH OF THE MAKERS AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD OF PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR AND


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ENTER JUDGMENT AGAINST THEM FOR THE UNPAID PRINCIPAL AMOUNT OF THIS NOTE,
TOGETHER WITH ALL ACCRUED, UNPAID INTEREST AND LATE CHARGES THEREON (THE "DEBT"), PLUS COSTS OF SUIT AND ATTORNEYS' FEES IN AN AMOUNT EQUAL TO THREE PERCENT (3%) OF THE DEBT, WITH OR WITHOUT DECLARATION OR STAY OF EXECUTION, AND WITH RELEASE OF ERRORS, FOR WHICH THIS NOTE OR A COPY HEREOF SHALL SERVE AS A SUFFICIENT WARRANT. THIS POWER TO ENTER JUDGMENT BY CONFESSION SHALL NOT BE EXHAUSTED BY ANY EXERCISE AND SHALL CONTINUE UNTIL FULL PAYMENT OF ALL AMOUNTS DUE UNDER THIS NOTE. TO THE EXTENT THE ATTORNEYS' FEES AND OTHER COSTS AND EXPENSES DEMANDED BY PAYEE FROM ANY OF THE MAKERS UNDER SECTIONS 9.3 OR 9.4 OF THE CREDIT AGREEMENT EXCEED THREE PERCENT (3%) OF THE DEBT, EACH OF THE MAKERS HEREBY AUTHORIZES PAYEE TO PETITION THE COURT FOR AN AWARD OF ADDITIONAL FEES AND EXPENSES AND EACH OF THE MAKERS AGREES NOT TO OPPOSE SUCH PETITION.

                  8. Joint and Several Obligation. All references herein to the "Makers" shall be deemed to refer to each and every person defined herein as one of the "Makers" individually, and to all of them, collectively, jointly and severally, as though each were named whenever the term "Makers" is used, and this Note shall be a joint and several obligation of all of them.

                  9. Waivers. The Makers and all guarantors of and sureties for this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, or of the Credit Agreement, and all benefit that might accrue to the Makers by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Makers agree that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

                  10. Unconditional Liability. Makers and all endorsers, sureties and guarantors hereby jointly and severally waive all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and to the release of any part of any of the Collateral, with or without substitution, and agree that additional makers, endorsers, guarantors, or sureties may become

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parties hereto without notice to them or affecting their
liability hereunder.

                  11. Construction. This Note shall be construed and enforced in accordance with the domestic, internal law, but not the law of conflict of laws, of the Commonwealth of Pennsylvania.

                  12. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.



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



                  13. Successors and Assigns. The provisions of this Note shall bind and inure to the benefit of Makers and Payee and their respective successors and permitted assigns.

                  IN WITNESS WHEREOF, Makers, intending to be legally bound hereby, have caused this Note to be duly executed the day and year first above written.

                                    CENTRAL SPRINKLER CORPORATION

                                    By /s/ Albert T. Sabol
                                       -------------------------------
                                           Albert T. Sabol,
                                           Vice President of Finance
                                           and Administration

                                    CENTRAL SPRINKLER COMPANY

                                    By /s/ Albert T. Sabol
                                       -------------------------------
                                           Albert T. Sabol,
                                           Vice President of Finance
                                           and Administration

                                    CENTRAL CASTINGS CORPORATION

                                    By /s/ Albert T. Sabol
                                       -------------------------------
                                           Albert T. Sabol,
                                           Vice President of Finance
                                           and Administration

                                    CENTRAL CPVC CORPORATION

                                    By /s/ Albert T. Sabol
                                       -------------------------------
                                           Albert T. Sabol,
                                           Vice President of Finance
                                           and Administration

                                    CENTRAL SPRINKLER EXPORT
                                    CORPORATION

                                    By /s/ Albert T. Sabol
                                       -------------------------------
                                           Albert T. Sabol,
                                           Vice President of Finance
                                           and Administration



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



COMMONWEALTH OF PENNSYLVANIA                         :
                                                     :ss.
COUNTY OF CHESTER                                    :

                  On this 28th day of October, 1997, before me, a notary public, the undersigned officer, personally appeared ALBERT T. SABOL, who acknowledged himself to be the Vice President of Finance and Administration of CENTRAL SPRINKLER CORPORATION, a Pennsylvania corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            /s/ Michele Gottier
                                            ----------------------------------
                                            Notary Public


                                 NOTARIAL SEAL
                       MICHELE A. GOTTIER, Notary Public
                             Wayne, Chester County
                       My Commission Expires Nov. 2, 1998







COMMONWEALTH OF PENNSYLVANIA                :
                                            :ss.
COUNTY OF CHESTER                           :

                  On this 28th day of October, 1997, before me, a notary public, the undersigned officer, personally appeared ALBERT T. SABOL, who acknowledged himself to be the Vice President of Finance and Administation of CENTRAL SPRINKLER COMPANY, a Pennsylvania corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            /s/ Michele Gottier
                                            ----------------------------------
                                            Notary Public


                                 NOTARIAL SEAL
                       MICHELE A. GOTTIER, Notary Public
                             Wayne, Chester County
                       My Commission Expires Nov. 2, 1998

COMMONWEALTH OF PENNSYLVANIA                :
                                            :ss.
COUNTY OF CHESTER                           :

                  On this 28th day of October, 1997, before me, a notary public, the undersigned officer, personally appeared ALBERT T. SABOL, who acknowledged himself to be the Vice President of Finance and Administration of CENTRAL CPVC CORPORATION, an Alabama corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            /s/ Michele Gottier
                                            ----------------------------------
                                            Notary Public


                                 NOTARIAL SEAL
                       MICHELE A. GOTTIER, Notary Public
                             Wayne, Chester County
                       My Commission Expires Nov. 2, 1998









COMMONWEALTH OF PENNSYLVANIA                :
                                            :ss.
COUNTY OF CHESTER                           :

                  On this 28th day of October, 1997, before me, a notary public, the undersigned officer, personally appeared ALBERT T. SABOL, who acknowledged himself to be the Vice President of Finance and Administration of CENTRAL CASTINGS CORPORATION, an Alabama corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            /s/ Michele Gottier
                                            ----------------------------------
                                            Notary Public


                                 NOTARIAL SEAL
                       MICHELE A. GOTTIER, Notary Public
                             Wayne, Chester County
                       My Commission Expires Nov. 2, 1998

COMMONWEALTH OF PENNSYLVANIA                :
                                            :ss.
COUNTY OF CHESTER                           :

                  On this 28th day of October, 1997, before me, a notary public, the undersigned officer, personally appeared ALBERT T. SABOL, who acknowledged himself to be the Vice President of Finance and Administration of CENTRAL SPRINKLER EXPORT CORPORATION, a Barbados corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            /s/ Michele Gottier
                                            ----------------------------------
                                            Notary Public


                                 NOTARIAL SEAL
                       MICHELE A. GOTTIER, Notary Public
                             Wayne, Chester County
                       My Commission Expires Nov. 2, 1998


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